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                                                                    EXHIBIT 23.6



                              ACCOUNTANTS' CONSENT



The Board of Directors



CapStar Hotel Company:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                          Mann Frankfort Stein & Lipp, P.C.



Houston, Texas



September 10, 1997